Developing Well- Differentiated Antibiotics to Meet Medical Needs Cempra Corporate Presentation Prabhavathi Fernandes, Ph.D. President & CEO June 2014 Exhibit 99.1

Forward Looking Statement

This presentation contains forward-looking statements regarding future events. These statements are just predictions and are subject to risks and uncertainties that could cause the actual events or results to differ materially. These risks and uncertainties include, among others: risks related to the costs, timing, regulatory review and results of our studies and clinical trials; our need to obtain additional funding and our ability to obtain future funding on acceptable terms; our anticipated capital expenditures and our estimates regarding our capital requirements; our and our strategic partners’ ability to obtain FDA and foreign regulatory approval of our product candidates; our dependence on the success of solithromycin and TAKSTA; the possible impairment of, or inability to obtain, intellectual property rights and the costs of obtaining such rights from third parties; the unpredictability of the size of the markets for, and market acceptance of, any of our products, including solithromycin and TAKSTA; our ability to produce and sell any approved products and the price we are able to realize for those products; our ability to retain and hire necessary employees and to staff our operations appropriately; our ability to compete in our industry;
innovation by our competitors; and our ability to stay abreast of and comply with new or modified laws and regulations that currently apply or become applicable to our business.
Please refer to the documents that we file from time to time with the Securities and
Exchange Commission.

Product Indication Formulation Preclinical Phase 1 Phase 2 Phase 3
Solithromycin
(CEM-101)
Community
Acquired
Bacterial
Pneumonia
(CABP)
Oral
IV-to-Oral
Oral Pediatric
Biodefense
Animal Rule
Urethritis
Oral
TAKSTA
Fusidic Acid
Acute and
Chronic
Treatment of
Staph
(MRSA)
Oral – Chronic
Prosthetic Joint
Infections
Oral – ABSSSI
Oral Suspension/
Pediatric
Cempra’s Antibiotic Portfolio

Phase 3
to be
initiated
FDA
Discussions
TM

cempra

Abbott
A Promise for Life
Bristol-Myers Squibb

Athenix

Johnson & Johnson
tranzyme pharma

Wyeth
Sequella Incorporated

GILEAD

Baxter
Catalent

Gary Horwith, MD
EVP Regulatory
David Moore, MBA
CCO
Mark Hahn, CPA
CFO
David Oldach, MD
SVP Clinical
Prabhavathi Fernandes, PhD
President & CEO
David Pereira, PhD
SVP Chemistry
Azactam (aztreonam)
Biaxin (clarithromycin)
Dificid (fidaxomicin)
Levaquin
Topamax
Ultram
Nucynta
Proven Management Team

IPO and M&A
Athenix-Bayer CropScience
Charles & Colvard (CTHR)
E&Y
S. aureus vaccine
Abelcet
Viread
GS-9190
Combinations against HCV
Injectable penicillins
Dobutamine HCl injection
Ranitidine injection

Broad Hospital and Primary Care Indications
Due to resistance recurring, increasing need – Global antibiotic sales over $40B
Safe antibiotics with broad use potential have historically been blockbusters,
e.g., Biaxin
®
, Z-Pak
®
, Cipro
®
, Levaquin
®
, Amoxicillin
Broad use requires hospital and primary care sales and marketing
About 1 antibiotic prescription is written in the hospital for 9 prescriptions in the community
Retail sales can be carried by large company partners
More and more patients will need hospital admissions for IV therapy as out patient treatment fails owing to resistance to generic antibiotics
Hospitalization is expensive and exposure to hospital acquired infections is costly and not reimbursed to hospitals
Therefore there is a very important role for a new primary care antibiotic for respiratory tract infections (RTIs) that is safe and effective

Large Macrolide Market Opportunity

From Hamad, B. IMS Health: Nature Drug Discovery, 9:675-676, 2010.
Azithromycin, a macrolide, is the
most widely prescribed treatment
for CABP and other RTIs – >60% of
market
Global Antibiotic Sales in 2009
Total $42B
Increasing resistance (40% of U.S. pneumococci
a
; 96.4% in China
b
a Jones, RN. DMID. 2013;75:107-109; b Kim,
SH.
AAC. 2012;56:1418-1426..
51 Million  prescriptions were written in the US for azithromycin in the US. in
2013
Antimicrobial Resistance and Infection Control  2014: 3:16
Treatment failure of macrolide resistant  pneumonia is attributed  to increased cost and heathcare utilization and hospital admission
Study by the Health Policy Institute, Univ. of California, Irvine.
$11.9B
$11.5B
$7.1B
$4.8B
$4B
$2.6B
Excellent tissue/intracellular distribution
and anti-inflammatory activity
Good safety
Cephalosporins
beta-lactams
Fluoroquinolones
Macrolides
Other antibacterials
Tetracyclines /
aminoglycosides
Broad spectrum of activity
2013 IMS New Prescription Audit)
(

What is Solithromycin?
Basic characteristics
A 4 generation macrolide antibiotic, the first fluoroketolide – 2 Phase 3 trials
Active against macrolide resistant pathogens
Inhibits bacterial protein synthesis – binds three regions of the bacterial ribosome, overcoming resistance to azithromycin (Zithromax) which binds to one site only
Extended spectrum of activity
Best orally bioavailable macrolide, best distribution into cells and tissues
Chemically stable
Strong anti-inflammatory properties
Clinical
New oral and IV antibiotic in development in CABP – Well tolerated to date
IV switch to oral provides flexibility for dosing and a pharmacoeconomic advantage
TQT negative- advantage over older macrolides
Demonstrated efficacy and safety in Phase 2 CABP trial – 132 patients
Oral capsules, intravenous formulation and pediatric suspension in development – first in >20 years
An antibiotic for all age groups, hospital as well as outpatient use th

Solithromycin Highlights

Clinical Trials
Phase 3 Oral, CABP study enrolling; Enrollment  expected
to complete Q4 2014, data expected – Q1 2015
Phase 3 intravenous-oral step down study; enrolling
Phase 2 in gonorrhea completed with 100% cure
in culture proven cases. Phase 3 planned to start 2H 2014
Phase 1 in pediatrics, enrolling
Strategic
Partnerships
BARDA HHS: $58MM contract – Development of Soli for pediatric use and against bioterror pathogens
Toyama Chemical (FujiFilm): Global development program –
exclusive license for Japan. $10MM upfront; up to $60MM in
milestones; tiered royalties based on sales
Regulatory & IP
Qualified Infectious Disease Products (QIDP) granted by FDA
designations; oral and IV formulations for CABP
Provides priority review – 8 months
Only QIDP drug in CABP
QIDP for gonorrhea
NCE patent to 2025, additional patents and PTEs

Solithromycin’s Broad Use Potential
HAP, Simple RTI’s, Pharyngitis, Sinusitis, Bronchitis,
Acute Exacerbation of Chronic Bronchitis (AECB)
Respiratory Tract Infections (RTI)
Antibacterial and Anti-inflammatory
COPD, Cystic fibrosis, Panbronchiolitis, NASH
Special
Populations
BARDA funded
Pediatrics and Pregnancy
No pediatric drug with broad potential
in development
Infections in pregnancy – neonatal sepsis
Infections In Utero – Premature, Cerebral palsy, Autism
Biodefense
BARDA funded
Multiple Unidentified Pathogens
Anthrax, Tularemia
Sexually
Transmitted
Diseases
Genital Infections
Major public health crisis – multi drug resistance, no oral
therapy. Most common reportable infectious diseases
Primary cause of infertility in white women
Infertility, PID
GI & Others
Ophthalmic
Helicobacter gastritis, Campylobacteria, tick and insect
borne diseases, diarrhea, and ophthalmic drops
CABP
Primary
Indication
Other Infections

Why is a New Antibiotic Needed for CABP?
Current IDSA/ATS recommendation to give broad spectrum coverage:
In clinical practice a definitive microbial diagnosis of CABP is not feasible leading to empiric therapy to provide broad spectrum coverage
Requires intravenous
cephalosporin
(e.g., ceftriaxone)
and hospitalization
Azithromycin added to treat
Legionella and Mycoplasma.
Pneumoccocci can be resistant
Mortality rates
in hospitalized
CABP patients
is 23%
–
30-day rate
a
a Freeman, MK. CABP: A Primer for
Pharmacists: US Pharmacist. July 1, 2013.
IV and Oral available – and have broad spectrum activity,
however, they are not in favor for treating CABP because:
Treatment failures from resistant strain selection
Kill bowel flora – associated with C.difficile colitis
Adverse tendonitis, Achilles tendon rupture, hepatotoxicity and peripheral neuritis, retinal detachment
Not approved for use in pediatrics
Or
1)
A ß-lactam plus
a macrolide
2) A fluoroquinolone
(e.g., Levaquin,
Avelox)

EMERGENCY

LEVAQUIN
or
Avelox

Yearly U.S. Hospitalizations with C. difficile Infection as a Diagnosis, 1993–2010
Hospitalizations Skyrocket
Annual hospitalizations in the United States with C difficile as a diagnosis
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
85,700
346,800
1993
2010
Agency for Healthcare Research and Quality
By Frank Pompa, USA Today, 8/16/2012

A Fluoroquinolone
Current and Future Treatment of CABP

Hospital / IV 7–10 Days
or
Indication Treatment Implication
Ceftriaxone plus
Azithromycin
Current
Treatment
Options
Future
Options
With Soli
IV-Oral Step-down Therapy
Fewer Hospital Days
Use Leads
to Higher
C. diff
Incidence

cempra

The NEW ENGLAND JOURNAL of MEDICINE

ORIGINAL ARTICLE

Multistate Point-Prevalence Survey of Health Care–Associated Infections

Problem of Hospital Acquired Infections

NEJM 2014. 1198-1208, 2014
Magill, SS. And CDC and Emory Authors
2013 National Prevention Target –
30% reduction in C. difficile ( Srinivasan, CID 2012; 55426-31
- Not on target
Of all health-care associated infections- C.
difficile
caused by fluoroquinolone
and broad
spectrum
antibiotics was ranked #1

ANNALS OF FAMILY MEDICINE

Azithromycin and Levofloxacin Use and Increased Risk of Cardiac Arrhythmia and Death

Large VA study - 14 million unique persons, between Sept. 1999, and April 2012.
Veterans who received azithromycin 48% higher death rate and a 77% higher risk of cardiac arrhythmias in the first 5 days of treatment when compared to amoxicillin.
Those who received levofloxacin had a 149% and 143% higher risk of death and cardiac arrhythmia than amoxicillin–treated patients in the first 5 day with higher rates as the duration of treatment increased.
Reports of Cardiac Arrhythmias
- Azithromycin and
Levofloxacin are No Longer Preferred Options
Ann.Fam Med 12:121-127, 2014 Gowtham A. Rao, M.D.., Ph.D., MPH, et al.

Community Acquired Bacterial Pneumonia (CABP) – #1 cause of death from an infection
The 6th most common cause of death from all causes in the U.S. and a leading cause of death worldwide
5 to10 million CABP cases annually, 1.1 million patients hospitalized per year
More common in older adults ( >65 years) and young children (CABP  infection rate ranges from 74–92 ( <2yrs) and 33–52 (3–6 yrs) per 1,000 children
a, b
)
Appropriate empiric therapy is critical to positive outcomes
Multiple pathogens can be involved - Pneumococcus – the most frequent cause
CABP – Most Frequent Infectious Disease in
the U.S.

Pneumococcal infections cause more deaths per year in
U.S. than breast or prostate cancer.
Xu,  et al. Deaths: Final Data for 2007. Natl Vital Stat Rep. 2010;58:1-51.
Respiratory disease incidence is increasing;
growing numbers of COPD and asthma patients.
Drug Discovery News, May 2012.
a Freeman, MK. CABP: A Primer for Pharmacists.:US Pharmacist. July1, 2013.
b Ostapchuk, M. et.al. American Family Physician. 2004;70:899-908
.
a

✓	✗	✓	✓
			✓	✓	✓	✓
			✓	✗	✓	✓
			✓	✓	✗	✓
			✓	✓ / ✗	✗	✓
			✓	✓	✗	✓

Solithromycin – Spectrum of Activity
that Addresses CABP Pathogens
Solithromycin has class leading potency and spectrum in vitro against CABP pathogens

Interacts with bacterial ribosome at three sites – Resistance rare and it could only occur if mutations occur at three distinct sites
Gram
Positive
Negative
Positive
Atypical
Atypical
Atypical
Streptococcus
pneumoniae
Haemophilus
influenzae
Staphylococcus
aureus
Legionella
pneumophila
Mycoplasma
pneumoniae
Chlamydophila
pneumoniae
Organisms
Solithromycin Azithromycin Cephalosporin Fluoroquinolone

Why We Need a New Macrolide

Susceptibility data for solithromycin and comparators against 927 S.
pneumoniae
from RTI Samples Collected in 2012-2013.
Morrissey, I. ECCMID 2014. Abstr. P1584.
Antibiotic Region
Percentage
MIC
(µg/mL)
S R 90%
Solithromycin
Europe (418) 100 0 0.06
NA (380) 100 0 0.25
Asia (129) 100 0 0.5
Azithromycin
Europe (418) 71.3 28.0 > 1
NA (380) 56.3 42.6 > 1
Asia (129) 28.7 70.5 > 1

A
Solitaire
CLINICAL TRIALS
SolitaireTrials.com | ClinicalTrials.gov
cempra

Solithromycin: Phase 3 CABP Studies
Combined safety and efficacy data from two CABP Phase 3
studies is expected to be sufficient for capsules and
intravenous NDA
Phase 3 study 1: SOLITAIRE Oral study currently enrolling
Initiated Dec 2012, enrollment expected to complete 4Q 2014
800mg LD/400mg – total 5 days vs. Avelox 400 mg 7 days
Top line results expected in Q1 2015
Phase 3 study 2: SOLITAIRE Intravenous to step down oral
Initiated 4Q 2013. Enrolling
400 mg IV followed by oral 800 mg LD/400 mg for up to 7 days
vs. Avelox 400 mg IV to oral 7 days
Both Phase 3 studies are global studies
Plan to enroll ~800 patients
Comparator Avelox (moxifloxacin) – A fluoroquinolone that is used worldwide at same dose

THE LANCET Infectious Diseases

Cephalosporin resistance in gonorrhoea

Centers for Disease Control and Prevention
MMWR
Morbidity and Mortality Weekly Report
Weekly / Vol. 61 / No. 31
August 10, 2012
% with elevated MICs

Gonococcal Surveillance Project, US. 2006-2011.
Expanding Solithromycin Use
Gonorrhea Studies
Current treatment – IM ceftriaxone
No oral drug to treat partners
The second most common
communicable disease
QIDP granted for solithromycin for
gonorrhea treatment
CDC and WHO list as urgent need
Soli Phase 2 results: culture negative
cure in 100% (all body sites) of
evaluable patients
Phase 3 planned to be initiated 2H 2014
– Shared costs of study by Australian
public health
A single Phase 3 study is expected to be
sufficient for FDA approval
Oral Cephalosporins No Longer a Recommended
Treatment for Gonococcal Infections
2006 2007* 2008* 2009 2010 2011 †
0
0.5
1.0
1.5
2.0
2.5
Cefixime
Ceftriaxone
Year

Lancet ID 13: 728-730, 2013
…….A new drug on the horizon is the
fluoroketolide solithromycin, to which N
gonorrhoeae is very sensitive in vitro, and this
agent is currently in pneumonia trials……
The second most common
communicable disease

Pediatrics Studies – Suspension
formulation  Developed (BARDA funded)

First NCE since azithromycin to be developed as a suspension formulation for pediatric
Oral drugs are even more important in pediatrics.  About 80M prescriptions are written for pediatrics in the US alone
When children get MDR infections, most commonly respiratory infections, what do we have left? Amoxicillin 1972, Azithromycin 1988
Solithromycin is being developed for pediatric use because of its oral bioavailability, safety and tolerability profile, stability in suspension
Otitis media is the most common reason for pediatric antibiotic prescription
2013 IMS New Prescription Audit
Solithromycin is effective in the chinchilla model of experimental otitis media which has been found to consistently correlate with subsequent clinical trials in children

The New York Times

NEW YORK, MONDAY, FEBRUARY 11, 2013

PRICE FOR A NEW HIP?
MANY HOSPITALS ARE STUMPED

by Elisabeth Rosenthal

A hip surgery is priced anywhere between 20K-120K

TAKSTA™ (Fusidic Acid) 20 An Oral Antibiotic for MRSA Infections Being Developed for Chronic Use in Prosthetic Joint Infections in the U.S.

TAKSTA
Cempra’s proprietary fusidic acid dosing regimen
Fusidic acid approved in Western Europe, Australia, and other countries
40 years of established safety and efficacy profile in acute and chronic use in staph infections ex-U.S.
Unique structure, no known cross resistance with any other antibiotic
Orally bioavailable
Targeted against gram-positive pathogens, including MRSA – pathogens that causes bone and joint infections requiring long-term treatment
Exclusivity
NCE in the U.S.: Hatch Waxman exclusivity, 5 years obtained by Cempra, exclusive supply agreement of drug substance – a fermentation product
GAIN Act adds an additional 5 years of data exclusivity – A minimum of 10 years of data exclusivity or 12 years if Orphan
Loading dose patent Protects U.S. Market Exclusivity to 2029 + patent term extension
Orphan Drug Designation for PJI granted – October 2013
What is TAKSTA™?

Cumulative percentage of treatment failure involving MRSA
1.0
0.8
0.6
0.4
0.2
0.0
Patients with single-agent antimicrobial therapy (n=26)
Patients with other combination antimicrobial therapy (n=14)
Patients with rifampin plus fusidic acid (n=12)
0
3
6
9
12
15
18
21
24
Time (month)

Eur J Clin Microbiol Infect Dis. 2010; 29: 171-180.

Current and Future Treatment of
Prosthetic Joint Infections

IV Vancomycin and Oral
Antibiotics – 4–6 Weeks
Surgery
Spacers In
Surgery New
Prosthesis Inserted
Cempra’s
Trial
Current U.S.
Treatments
Surgery
Sterile Joint
Potential for Cost Savings, Surgery
Decrease, Patient Comfort and
Pharmacoeconomic Advantages Gain
Physician, Payor Acceptance
Cempra Aims to Bring the Lower Cost, More Effective
European PJI Treatment Paradigm to the U.S.
Debride
and Treat
Two-stage
Revision
Debride, IV
Vancomycin
for 1–7 Days
Oral Fusidic
Acid Plus Oral
Rifampin for
6–12 Months
Orthopedic
Surgery

Taksta Update

0
20

European dosing
Cempra’s loading
dose
0 24 48 72 96 120
Time (hrs)
EU Dose 500 mg dose
Cempra dose 1200 mg Q12h
Day followed by 600 mg Q12h
Clinical Trials
Phase 2 PJI study data reported, study stopped
New strategy for the pivotal study is being designed
No PJI guidance - Discussion with FDA planned
Regulatory
Orphan Drug Designation for PJI granted by FDA (October 2013)
Orphan Drug designation benefits
7 year exclusivity
Tax credit for 50% of clinical trial cost and PDUFA fees exempted
GAIN pathogen MRSA-Potential QIDP
Intellectual
Property
Loading dose patent protection
into 2029 and PTEs
Well tolerated in ABSSSI Phase 2 study;
no resistance seen

Two compassionate use cases of bone/prosthesis infections in North America
Safety
Linezolid
TAKSTA
Prosthetic surgery facts
20,000 hip and knee PJIs in 2007
a
Total joint and hardware procedures – 3,286,000/year
b,c
Potential use in osteomyelitis, septic arthritis, and diabetic foot
TAKSTA for Chronic Use in Prosthetic
Joint Device (PJI) Infections
24
a
N Engl J Med 2009;361:787-794.
b
Life Science Intelligence market research report. U.S. Markets for Large Replacement Technologies in 2012. March, 2012.
c Life Science Intelligence market research report. U.S. Markets for Small Joint Implants and Hardware for the Extremities. January, 2012.
Cempra’s Phase 2 PJI study closed- strategizing for pivotal study
Useful for Oral Chronic
Use in All Patient
Populations

Achieved and Projected Milestones
1Q 14: QIDP designation by FDA for solithromycin for gonorrhea
1Q 14: Negative TQT results for solithromycin
1Q 14: Pediatric trial initiated for solithromycin
2H 14: Meet with FDA to define pivotal study for Taksta
2H 14: Initiate
Phase 3 gonorrhea study
1Q 15: Data expected SOLITAIRE Oral Phase 3 CABP

Take Away Notes
Solithromycin is being developed as adult oral, intravenous and pediatric formulations. If  Phase 3 data shows safety and efficacy, it could allow broad use of solithromycin like older macrolides
Last antibiotic with oral, intravenous and pediatric suspension is azithromycin
51 million prescriptions were written last year in the US for azithromycin
A new macrolide with activity against resistant strains and improved safety is needed
Solithromycin – 4
th
generation macrolide antibiotic, the first fluoroketolide
Unlike azithromycin, monotherapy for CABP
Well tolerated to date. Negative in TQT study
IV switch to oral provides flexibility for dosing and a pharmacoeconomic advantage
Late-stage clinical development -Enrollment in the oral Phase 3 trial expected to complete in 2014

Cash & Equivalents (3/31/14) $79.6MM Long-Term Debt (3/31/14) $12.5MM Shares Outstanding (6/2/14) 33.2MM Capitalization 27

Pricing Models: U.S. & EU Countries
A 4
th
generation macrolide
Branding – Product Recognition
Clinical trial name is SOLITAIRE
Mono-therapy
Commercialization Activities
28
Solithromycin Value
Proposition;
Activity, Safety, different
dosing formulations
Market-specific Evidence
Requirements for Access
and Reimbursement
Marketing
&
Sales
U.S.:                       Co-promote with Partner EU: Partner
Japan:   Toyama/Fujifilm
Pharmacoeconomic
Advantages